Exhibit 4

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                      FAIRCHILD INTERNATIONAL CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
              [ILLEGIBLE] AUTHORIZED SHARES [ILLEGIBLE] PAR VALUE

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       NUMBER                                                      SHARES

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                                                       -------------------------
                                                          CUSIP 303719 20 7
                                                       -------------------------
                                                              SEE REVERSE
                                                            FOR [ILLEGIBLE]

     THIS CERTIFIES THAT

     Is The Owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                      FAIRCHILD INTERNATIONAL CORPORATION

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

      IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:
                                   COUNTERSIGNED AND REGISTERED:
                                       American Securities Tranfer & Trust, Inc.
                                                    P.O. Box 1596
                                               Denver, Colorado 80201

                                   By
                                      ------------------------------------------
                                        Transfer Agent & Registrar [ILLEGIBLE]

                      FAIRCHILD INTERNATIONAL CORPORATION
                                 CORPORATE SEAL
                                     NEVADA

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                              THIS PROOF MUST HAVE
                         PROOF YOUR O.K. AND SIGNATURE
                                 BEFORE PRINTING

                    O.K. AS IS _____ O.K. AS CORRECTED _____
                    Signature ______________________________